UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

                                   -----------

      Date of Report (Date of earliest event reported): February 17, 2009


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
----------------------                 ----------------        --------------
(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
--------------------------------------                            ----------
(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
                            -------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On February 17, 2009, the Board of Directors of Conseco, Inc. (the "Company") approved an amendment to the indemnification agreement among each director of the Company, the Company, and its subsidiaries, CDOC, Inc. and Conseco Services, LLC. Section 3 of the Indemnification Agreement was amended to add the following sentence:

          For the avoidance of doubt, Indemnitee's right to indemnification and advancement of expenses provided under this indemnification agreement shall
     (i) vest at the time that such Indemnitee became a director of the Company and (ii) continue as to the Indemnitee even though he or she may have ceased to be a director of the Company.


Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

     On February 17, 2009, the Company's Board of Directors approved amendments to the Company's Amended and Restated Bylaws. The amendments made the following substantive changes:

     A. Article II, Section 11. Business Brought Before an Annual Meeting. The changes provide for additional requirements for stockholders desiring to bring business before an annual meeting. Such stockholders must now be a stockholder who (a) was a stockholder of record at the time of the giving of notice provided in the bylaw and at the time of the annual meeting, (b) is entitled to vote with respect thereto and (c) complies with the notice procedures set forth in Section 11 of Article II of the Bylaws. Such stockholders must now disclose, among other things, (i) the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting,
(ii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Company between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the proposal is made, any of their respective affiliates or associates and/or others acting in concert with any of the foregoing (collectively, "proponent persons"); (iii) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (x) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Company, (y) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Company and/or (z) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Company; (iv) a representation that the stockholder intends to appear in person or by proxy at the meeting to propose such business or nomination; and (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends (A) to deliver a proxy statement and/or form of proxy to holders of at least a percentage of the Company's outstanding capital stock required to approve or adopt the proposal to elect the nominee and/or (B) otherwise to solicit proxies from stockholders in support of such proposal or nomination. Notwithstanding the foregoing, a stockholder shall also comply with all requirements of the Securities Exchange Act of 1934 and the rules and regulations thereunder with respect to the matters set forth in Section 11 of Article II of the Bylaws, provided, however, that any reference in the Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to proposals as to any other business to be considered pursuant to this Article II of the Bylaws.


     B. Sections 2 and 3 of Article III of the Bylaws were amended to provide for majority voting for uncontested director elections. The following changes were made to Article III:

     Section 2. Number, Election and Term of Office. The following sentence was added: Except as provided in Section 4 of this Article, each director shall be elected by the vote of the majority of the votes cast (where the number of votes cast "for" a director exceeds the number of votes cast "against" that director) with respect to the directors at any meeting for the election of directors at which a quorum is present, provided that, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

     Section 3. Resignation. The following sentence was added: The Governance and Strategy Committee has established procedures that govern the resignation process for a director who has failed to be elected in accordance with the requirements of Section 2. Such director shall offer to tender his or her resignation to the Board of Directors, which will then act on the recommendation of the Governance and Strategy Committee whether to accept or reject the resignation. The Board of Directors will publicly disclose its decision and rationale within 90 days from the date of the certification of the election results.


     C. Section 5. Nominations. of Article III of the Bylaws was amended to add, among other things, the following requirements in connection with stockholders wishing to nominate a person for election to the Board of Directors: (iv) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the proposal is made, any of their respective affiliates or associates and/or any proponent persons; and (v) a description of any agreement, arrangement or understanding (including without limitation any contract to purchase or sell, acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) the intent or effect of which may be (x) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (y) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (z) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation. A stockholder providing notice of a proposed nomination for election to the Board or other business proposed to be brought before a meeting (whether given pursuant to this Section 11 or Section 5 of Article III) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct as of the record date for the meeting and as of the date that is 15 days prior to the meeting or any adjournment or postponement thereof, such update and supplement shall be delivered in writing to the secretary at the principal executive offices of the Corporation not later than 5 days after the record date for the meeting (in the case of any update and supplement required to be made as of the record date), and not later than 10 days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of 15 days prior to the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation.


     D. Section 4 of Article V was amended to clarify the Company's obligations relating to indemnification and the advancement of expenses. As amended, that section reads as follows:

     Section 4. Vesting of Indemnification and Advance of Expenses. The rights to indemnification and to the advance of expenses conferred in Article IX of the Certificate of Incorporation shall (i) vest at the time that such person became a Director, officer or employee of the Corporation or a wholly owned subsidiary of the Corporation or, while a Director, officer of employee of the Corporation or a wholly owned subsidiary of the Corporation, became at the request of the Corporation or a wholly owned subsidiary of the Corporation a Director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other entity or enterprise, including service with respect to an employee benefit plan of the Corporation and (ii) continue as to such person even though he or she may have ceased to be a Director, officer or employee of the Corporation or a wholly owned subsidiary of the Corporation or a Director, officer, employee, partner, member, manager, trustee, fiduciary or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other entity or enterprise, including service with respect to an employee benefit plan of the Corporation.

     E. Article VI of the Bylaws was amended to provide for uncertificated shares of stock.


Item 8.01.  Other Events.

     On February 17, 2009, the Company announced that its annual meeting of shareholders will be held on May 12, 2009 at its offices in Carmel, Indiana, beginning at 8:00 a.m. EDT. A copy of the press release is included as Exhibit
99.1 to this Current Report on Form 8-K.


Item 9.01.  Financial Statements and Exhibits.

     (d) Exhibits

         3.2 Amended and Restated Bylaws of Conseco, Inc. dated as of February 17, 2009.

        99.1   Press release of Conseco, Inc. dated February 17, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

February 22, 2009
                                           By:  /s/ John R. Kline
                                                ------------------------
                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer